                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 ENTROPIN, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     (5) Total fee paid:

     ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ---------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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


                                 ENTROPIN, INC.
                               45926 OASIS STREET
                                 INDIO, CA 92201


                                                               November 10, 2003

Stockholder:

         I am pleased to invite you to attend the Annual Meeting of Stockholders of Entropin, Inc. (the "Company") on Wednesday, December 10, 2003 at 8:00 a.m. Pacific Standard Time, at the offices of Heller Ehrman White & McAuliffe LLP, 4350 La Jolla Village Drive, 7th Floor, San Diego, California 92122.

         The accompanying Notice of Meeting and Proxy Statement describe the matters to be considered and voted upon at the Meeting.

         Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your Proxy as soon as possible. You may submit your Proxy for the Annual Meeting by completing, signing, dating and returning your Proxy in the enclosed pre-addressed envelope. If you decide to attend the Annual Meeting and wish to change your Proxy vote, you may do so simply by voting in person at the Annual Meeting.

         Thank you for your ongoing support of and continued interest in Entropin, Inc.

                                                  Sincerely,

                                                  /s/ HIGGINS D. BAILEY

                                                  Higgins D. Bailey
                                                  Chairman of the Board

                                 ENTROPIN, INC.
                               45926 OASIS STREET
                                 INDIO, CA 92201

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 10, 2003
--------------------------------------------------------------------------------
November 10, 2003

To the Stockholders of Entropin, Inc.:

         NOTICE is hereby given that the Annual Meeting of Stockholders of Entropin, Inc., a Delaware corporation, will be held at the offices of Heller Ehrman White & McAuliffe LLP, 4350 La Jolla Village Drive, 7th Floor, San Diego, California 92122, on Wednesday, December 10, 2003 beginning at 8:00 a.m. Pacific Standard Time, to consider and take action on the following matters:

         1. To elect three directors to the Board of Directors, each to serve three-year terms as provided by our certificate of incorporation, or until their successors are duly elected and qualified;

         2. To ratify the selection of Deloitte & Touche LLP as independent auditors for the year ending December 31, 2003; and

         3. To transact such other business as may properly come before the Annual Meeting, or any postponements or adjournments thereof.

         The statement of the proposals set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposals set forth in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on October 30, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company for ten days prior to the meeting.

         All stockholders of record are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting in person, please sign, date and return the enclosed Proxy in the reply envelope provided. Voting instructions are included with your Proxy. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed, dated and returned to assure that all of your shares will be voted. You may revoke your Proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your Proxy will assist us in preparing for the Annual Meeting.

                                           By Order of the Board of Directors

                                           /s/ HIGGINS D. BAILEY

                                           Higgins D. Bailey
                                           Chairman of the Board

                                 ENTROPIN, INC.
                               45926 OASIS STREET
                                 INDIO, CA 92201

                                 PROXY STATEMENT


                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 10, 2003

                                     GENERAL

         The enclosed Proxy is solicited on behalf of the Board of Directors of Entropin, Inc., a Delaware corporation, for use at our Annual Meeting of stockholders to be held on Wednesday, December 10, 2003, beginning at 8:00 A.M., Pacific Standard Time, at the offices of Heller Ehrman White & McAuliffe LLP, 4350 La Jolla Village Drive, 7th Floor, San Diego, California 92122. This Proxy Statement and the accompanying Proxy were first mailed to all stockholders entitled to vote at the Annual Meeting on or about November 10, 2003.

                                VOTING SECURITIES

         Stockholders of record at the close of business on October 30, 2003 will be entitled to vote at the Annual Meeting, and at any postponements and adjournments thereof. On the record date there were approximately 11,545,341 shares of our common stock outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder as of October 30, 2003. We have no classes of voting securities other than our common stock. One-third of the issued and outstanding shares of all classes of voting securities entitled to vote, represented in person or by Proxy, constitutes a quorum at any meeting of our stockholders. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting; however, they will not be counted as votes cast. A broker non-vote occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector of election will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

         With regard to the election of directors, votes may be cast in favor of, or withheld from, each nominee. The directors, however, will be elected by plurality vote of the affirmative votes cast by those shares present in person or represented by Proxy at the Annual Meeting. Votes that are withheld from the election of directors will be excluded entirely from the vote and will have no effect. Stockholders may not cumulate votes in the election of directors. All other maters to be acted upon by the stockholders at the Annual Meeting will require the approval of the holders of a majority of the outstanding common stock present in person or represented by Proxy and entitled to vote at the Annual Meeting.

         If your Entropin shares are held by a stockbroker, bank or other nominee rather than directly in your own name, you are considered a beneficial owner and not a stockholder of record. If you are a beneficial owner, your broker or other nominee has enclosed a voting instruction form which you may complete and return by mail to direct the nominee how to vote your shares. Most nominees also make internet or telephone voting procedures available to their beneficial owners. Please consult your voting instruction form for the specific procedures available.

                                     PROXIES

         The Board of Directors has selected Higgins D. Bailey and Thomas Tachovsky, and each of them, to serve as Proxy holders for the Annual Meeting. If a stockholder signs and returns the enclosed form of Proxy, the Proxy holders will vote the shares represented by such Proxy at the Annual Meeting in accordance with the instructions the stockholder writes on the Proxy. If the Proxy does not specify how the shares are to be voted, the Proxy will be voted FOR the election of the directors nominated by the Board of Directors unless the authority to vote for the election of such director is withheld and, if no contrary instructions are given, the Proxy will be voted FOR the approval of Proposal 2 described in the accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement. In addition, the shares represented by the Proxy will be voted in accordance with the discretion of the Proxy holders on all other matters that properly come before the Annual Meeting, or at any adjournments or postponements thereof.

                              REVOCABILITY OF PROXY

         If you execute and return the enclosed Proxy, it will be voted on the proposals as you indicate. You may revoke your Proxy at any time prior to its use by notice in writing to our corporate secretary at our principal executive offices at 45926 Oasis Street, Indio, California 92201, by executing a later dated Proxy and delivering it to us prior to the Annual Meeting or by voting in person at the Annual Meeting.

                                  SOLICITATION

         We will pay the cost of preparing, assembling and mailing the Notice of Annual Meeting, the Proxy Statement and the Proxy, as well as miscellaneous costs with respect to the Proxy materials and solicitation of the Proxies. We also may use the services of our directors, officers and employees to solicit proxies, personally or by telephone and telegraph, but at no additional salary or compensation. We intend to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy materials to those persons for whom they hold such shares and request authority for the execution of the proxies. We will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing. We expect to incur total expenses of less than $10,000 in connection with the preparation and mailing of this Proxy Statement and solicitation of stockholders.

                             DISCRETIONARY AUTHORITY

         The Proxy solicited by the Board of Directors for the Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting.

                  MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Three directors will be elected at the Annual Meeting. Our Board of Directors currently consists of eight (8) persons and is divided into three classes with staggered terms, each class serving three years. The Class III directors nominated to be elected by the Nominating and Corporate Governance Committee of the Board of Directors at the Annual Meeting are Higgins D. Bailey, Dennis K. Metzler and Thomas G. Tachovsky. The Class III directors will serve until the date of the 2006 Annual Meeting of Stockholders, or until their respective successors have been duly elected and qualified. At each Annual Meeting, directors will be elected to succeed those directors whose terms then expire, and each person so elected will serve for a three-year term. The Class I directors, Paul V. Maier and Randall L. Carpenter, will continue to serve until the 2004 Annual Meeting of Stockholders; the Class II directors, Wilson S. Benjamin, Joseph R. Ianelli and Bruce R. Manning, will continue to serve until the 2005 Annual Meeting of Stockholders.

         Directors are elected by a plurality of the votes present in person or represented by Proxy and entitled to vote at the Annual Meeting. You do not have the right to cumulate votes in the election of directors. If, prior to the Annual Meeting, any nominee should become unavailable for election, an event which currently is not anticipated, the Proxy holders will vote for the election of a substitute nominee or nominees proposed by the Board of Directors. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

         No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company.

DIRECTORS AND NOMINEES

         Set forth below is biographical information for the three nominees for election to the Board of Directors at the Annual Meeting and each of the other individuals who serve on our Board of Directors. Information regarding each nominee's and director's beneficial ownership of our common stock as of September 30, 2003 is set forth in Principal Stockholders below.

         The names, ages and current positions of our Directors and Executive Officers are as follows:

Name                                   Age        Position
----                                   ---        --------
Higgins D. Bailey. Ed.D.               73         Chairman of the Board and Director

Joseph R. Ianelli, M.B.A.              64         Vice Chairman of the Board and Director

Thomas G. Tachovsky, Ph.D.             56         President, Chief Executive Officer and Director

Patricia G. Kriss, M.B.A.              52         Chief Financial Officer, Vice President of Finance &
                                                  Administration and Secretary/Treasurer

Wilson S. Benjamin                     59         Director

Randall L. Carpenter, M.D.             50         Director

Paul V. Maier, M.B.A.                  55         Director

Bruce R. Manning, R.Ph.                60         Director

Dennis K. Metzler, J.D.                63         Director

         NOMINEES FOR THE TERM ENDING AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS

         HIGGINS D. BAILEY, ED.D., joined us as an officer and director in July 1992 and is currently our Chairman of the Board. From July 1995 to December 1996, Dr. Bailey was President and Chief Executive Officer for the Pharmaceutical Educational and Development Foundation at the Medical University of South Carolina, Charleston, South Carolina, which formulates and manufactures pharmaceutical products. Since 1991, he has served as the business manager for Thomas T. Anderson Law Firm, Indio, California. Thomas T. Anderson is one of our principal stockholders. Dr. Bailey currently serves as Chairman of the Board for Criticare Systems, Inc., a public company that manufacturers and sells vital signs medical monitoring equipment. Dr. Bailey received a B.A. degree in biology from Eastern Washington University, an M.S. degree in program planning and personnel and an Ed.D. degree in administration and management from the University of California, Berkeley, California.

         DENNIS K. METZLER, J.D., joined us as a director in January 2002. Mr. Metzler is an attorney and entrepreneur with over 30 years of business experience. Since 1989 Mr. Metzler has been President of Metzler Enterprises, Inc. which engages in real estate development and various investment activities. From 1977 to 1989 Mr. Metzler was Chief Executive Officer and co-owner of his family's diversified and integrated farming business, H.P. Metzler & Sons, based in Fresno, California. Prior to that Mr. Metzler practiced law in Los Angeles for twelve years with the law firm of Shutan and Trost (now Sidley, Austin, Brown & Wood). He received his J.D. degree from the University of Southern California Law School.

         THOMAS G. TACHOVSKY, PH.D., joined us as a director, President and Chief Executive Officer in November 1999. Since June 1997 he has held a series of interim senior management positions in development stage bio-pharmaceutical companies including Redox Pharmaceuticals Corporation, Novavax, Inc. and Paracelsian, Inc. From June 1995 to November 1997, he was a director and executive vice-president of Protyde Pharmaceuticals, Inc. From June 1991 to February 1998, he was general partner of MATCO & Associates, a bio-pharmaceutical industry consulting firm for corporate partnering, technology assessment and market valuation. He has held business development positions with Cytogen Corporation and Creative Biomolecules and was a research and development manager with Johnson & Johnson. Dr. Tachovsky received a B.S. degree in biology from Gonzaga University; a M.S. degree in management from Lesley College; and a Ph.D. degree in microbiology from the University of Rochester School of Medicine.

         CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

         WILSON S. BENJAMIN joined us as a director in February 2000. Since 1992 he has been the President and Chief Executive Officer of Al Fawaris Co., a large investment group dealing in real estate and financial sectors specializing in Middle Eastern countries, where he is responsible for Al Fawaris' investments and participates in the management of certain of its portfolio companies. Since 1992 he has also served as the Chairman of the Board of Directors and Chief Executive Officer of ATO Ram 2 Ltd., an international investment group, where he is responsible for managing ATO's operations and its investments in public and private companies in the United States, Europe and the Persian Gulf States. Mr. Benjamin received a B.A. degree in business administration from Al Hikma University in Baghdad, Iraq.

         RANDALL L. CARPENTER, M.D., joined us as a director in January 2001. Since 2001 he has been the Chief Executive Officer and a member of the Board of Directors for Sention, Inc., a pharmaceutical development company focused on the discovery and development of drugs to treat memory impairment and other central nervous system disorders. From 1998 though 2000, Dr. Carpenter served as Vice President, Clinical Research & Development for Adolor Corporation, a publicly held biopharmaceutical company. Dr. Carpenter was the Director, 1998, and

Associate Director, 1997 of Astra USA, and Astra Pain Control, now AstraZeneca, an international research based pharmaceutical company engaged in the development, manufacture and marketing of prescription pharmaceutical products. He has also served as an adjunct Associate Professor in the Department of Anesthesiology at Duke University Medical Center since 1998. From 1994 to 1997, he was an Associate Professor in the Department of Anesthesia at the Bowman Gray School of Medicine of Wake Forest University. Dr. Carpenter received his M.D. degree from the University of Michigan Medical School.

         JOSEPH R. IANELLI, M.B.A., joined us as a director in February 2000. Since June 2002 he has been Vice President of Licensing for Paratek Pharmaceuticals. From August 2000 to June 2002, Mr. Ianelli owned and operated Ianelli Associates, LLP, a consulting firm focused on serving the pharmaceutical, biotechnology and medical device industries. From 1999 through 2000 he was the President and Chief Executive Officer of PharmaConnect, Inc. responsible for design and development of an internet website for physicians. From 1999 through 2000 he also served as the President and Chief Executive Officer of Renaissance Pharmaceuticals, Inc., a development stage company involved in drug delivery technologies. From 1983 to January 1999 he served as the Senior Vice President of Business Development for Astra USA, Inc. where he was responsible for acquisitions and licensing. At Astra, he served on the Executive Committee and was a member of the Management Advisory Board. Mr. Ianelli currently serves as a director of Bioject Medical Technologies, Inc. a leading developer of needle-free drug delivery systems. Mr. Ianelli received a B.A. degree in Biology from Marist College, an M.A. degree in Biology from the State University of New York and an M.B.A. degree from Iona College.

         PAUL V. MAIER, M.B.A., joined us as a director in July 2000. Since 1992 he has been the Senior Vice President and Chief Financial Officer of Ligand Pharmaceuticals, Inc., a specialty pharmaceutical company, and has been a director and Chief Executive Officer of several of its subsidiaries. Mr. Maier also served as a director, Vice Chairman and Treasurer of The Wellness Community in San Diego, California from 1993 until April 2003. Mr. Maier received a B.S. degree in Business Logistics from Pennsylvania State University and an M.B.A. degree from Harvard University.

         BRUCE R. MANNING, R.PH., joined us as a director in July 2001. Mr. Manning is the president of New England Biomedical Research, Inc., or NEBR, a consulting firm organized to provide regulatory affairs and product development services to the pharmaceutical, medical device and biotechnology industries. Prior to founding NEBR in 1990, he was vice president of regulatory affairs and product development for Astra Pharmaceutical Products. During his 20-year career with Astra, he was part of teams responsible for development and obtaining regulatory approval for over 150 medical products. Mr. Manning's extensive experience with the FDA began early in his career when he was employed by the agency as a reviewer. He is a registered pharmacist with a B.S. degree in Pharmacy from the Massachusetts College of Pharmacy in Boston.

         PATRICIA G. KRISS, M.B.A., joined us in January of 2000 from Kendall-Jackson Winery, where she was employed since January 1995, serving initially as Director of Finance and since 1997, as Corporate Treasurer. From 1984 to 1994, she was employed by Bay View Federal Bank where she held a number of increasingly responsible management positions, ultimately becoming Senior Vice President of Finance. Earlier in her career, Ms. Kriss served as Chief Financial Officer of Atlantex Industries, a manufacturing, sales and distribution company located in New Jersey, and Vice President of Harris, Bretall & McEldowney, Inc., an investment management firm located in San Francisco. Ms. Kriss received a B.S. degree in Business from the University of Missouri and an M.B.A. degree in Finance from the College of Notre Dame.

         All members of our Board hold office until the election and qualification of their successors, or until death, resignation or removal. Wilson S. Benjamin, Randall L. Carpenter, Joseph R. Ianelli, Paul V. Maier, Bruce R. Manning and Dennis K. Metzler are independent directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR HIGGINS D. BAILEY, DENNIS
K. METZLER AND THOMAS G. TACHOVSKY, AS CLASS III DIRECTORS.

         It is the intention of the persons named in the accompanying Proxy to vote the shares represented thereby in favor of election of the proposed directors unless otherwise instructed in the Proxy.

DIRECTOR COMPENSATION

        Our non-employee directors receive $1,000 for each meeting of our Board of Directors they attend in person, $500 for each meeting of our Board of Directors they participate in by telephone conference and $500 for each committee meeting they participate in, either in person or by telephone conference. We also reimburse our directors for out-of-pocket expenses incurred to attend meetings of the Board of Directors or its committees. In addition, on April 1, 2002, each of our directors other than Dr. Tachovsky received options to purchase 20,000 shares of our common stock. Such options were fully vested as of March 31, 2003, remain exercisable for a period of five years after the date of grant and have an exercise price of $3.85 per share. In addition, on January 1, 2002, our Chairman, Dr. Bailey, and our Vice Chairman, Mr. Ianelli, received options to purchase 40,000 and 30,000 shares of our common stock, respectively. Such options were fully vested as of December 31, 2002, remain exercisable for a period of five years after the date of grant and have an exercise price of $1.05 per share.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        Our Board of Directors held a total of five meetings during the fiscal year ended December 31, 2002, and six meetings between January 1 and September 30, 2003. During 2002, each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Board Committees on which he served. During 2002, our Board of Directors approved two resolutions by unanimous written consent.

        The Board of Directors has five standing committees: the Audit Committee, the Compensation and Benefits Committee, the Nominating and Corporate Governance Committee, the Scientific Committee and the Executive Committee.

AUDIT COMMITTEE

        Our Audit Committee attends to and reports to our Board of Directors with respect to matters regarding: our independent public accountants; an annual review of its charter; recommending the firm to be engaged as our independent public accountants for the next fiscal year; reviewing with our independent public accountants the scope and results of their audit and any related management letter; consulting with our independent public accountants and our management with regard to our accounting methods and adequacy of our internal accounting controls; approving the professional services rendered by our independent public accountants; reviewing the independence, management consulting services and fees of our independent public accountants; inquiring about significant risks or exposures and methods to minimize such risk; ensuring effective use of audit resources, and preparing and supervising Securities and Exchange Commission reporting requirements as set forth in the section entitled "Report of the Audit Committee". Our Audit Committee currently consists of Paul
V. Maier, Joseph R. Ianelli and Wilson S. Benjamin. All members of the Audit Committee are "independent" as that term is defined in the listing standards of the National Association of Securities Dealers. Our audit committee is required meet to at least four times in each fiscal year. The Audit Committee held four meetings during 2002. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto as EXHIBIT A.

COMPENSATION AND BENEFITS COMMITTEE

        Our Compensation and Benefits Committee was formed to attend to and report to our Board of Directors with respect to the appropriate compensation of our directors and executive officers and is responsible for administering all of our employee benefit plans. The Compensation and Benefits Committee currently consists of Joseph R. Ianelli, Wilson S. Benjamin and Bruce R. Manning. The Compensation and Benefits Committee held one meeting during 2002.

        There are no Compensation and Benefits Committee interlocks between the Company and other entities involving the Company's executive officers and board members who serve as executive officers or board members of such other entities.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

        Our Nominating and Corporate Governance Committee was formed to attend to and report to our Board of Directors with respect to establishing criteria for the selection and selecting individuals qualified to become directors, developing corporate governance principles and reviewing the Company's Director's and Officers Liability insurance coverage. The Nominating and Corporate Governance Committee currently has no policies or procedures regarding the consideration of director nominees received from our security holders. The Nominating and Corporate Governance Committee currently consists of Dennis K. Metzler, Paul V. Maier and Joseph R. Ianelli. The Nominating and Corporate Governance Committee held three meetings during 2002.

SCIENTIFIC COMMITTEE

         Our Scientific Committee was formed to attend to and report to our Board of Directors with respect to clinical trials and scientific issues. The Scientific Committee currently consists of Thomas G. Tachovsky, Randall L. Carpenter and Bruce R. Manning. The Scientific Committee held one meeting during 2002.

EXECUTIVE COMMITTEE

         Our Executive Committee was formed to attend to and report to our Board of Directors on day-to-day operating, financial, regulatory and other matters. The committee consists of Higgins D. Bailey, Joseph R. Ianelli, Thomas G. Tachovsky and Patricia G. Kriss. The duties of the Executive Committee members are in addition to their duties as executive officers and members of our Board of Directors. The Executive Committee held six meetings during 2002.


                                   PROPOSAL 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee of our Board of Directors has selected Deloitte & Touche LLP to serve as our independent accountants for the fiscal year ending December 31, 2003. Deloitte & Touche LLP has audited our financial statements for the fiscal year ended December 31, 2002. The Audit Committee of our Board of Directors considers Deloitte & Touche LLP to be well qualified. Neither Deloitte & Touche LLP nor any of its members has any relationship with the Company nor any of its officers or directors, except in the firm's capacity as our independent auditors.

        Although it is not required to do so, the Audit Committee of our Board of Directors is submitting its selection of our independent accountants for ratification at our Annual Meeting in order to ascertain the views of stockholders regarding our selection. If the selection is not ratified, the Audit Committee of our Board of Directors will reconsider its selection. Even if the selection is ratified, the Audit Committee of the Board of Directors, in its discretion, may direct the appointment of a different independent auditing firm at any time during the fiscal year if it feels that such a change would be in the Company's and its stockholders best interests.

        The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

AUDIT FEES

        The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of our financial statements during the fiscal year ended December 31, 2002 and for the reviews of our financial statements included in our Quarterly Reports on Form 10-QSB for that fiscal year were approximately $61,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

        Deloitte & Touche LLP did not render any services for us in 2002 for financial information systems design and implementation.

ALL OTHER FEES

        The aggregate fees billed by Deloitte & Touche for services rendered during 2002, other than the services described above under "Audit Fees", were approximately $8,000. These fees consisted of services performed in connection with tax preparation and tax advisory services. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Deloitte & Touche LLP.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP TO AUDIT OUR FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

         It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in the Proxy.

        A representative of Deloitte & Touche LLP will be present at the Annual Meeting, and will have an opportunity to make a statement at the Annual Meeting if he or she desires to do so, and is expected to be available to respond to appropriate questions.


                                   PROPOSAL 3
                          TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the Annual Meeting, or any postponements or adjournments thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment. If you wish to deny the Proxy holders the power to act on other matters, you must check the WITHHOLD box on the attached Proxy card.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of September 30, 2003, by:

         o each person known by us to own beneficially 5% or more of our common stock,
         o each of our executive officers, directors and director nominees, and
         o        all of our officers and directors as a group.

         The beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable on exercise of currently exercisable or convertible securities or securities exercisable or convertible within 60 days after September 30, 2003 are deemed beneficially owned and outstanding for computing the percentage owned by the person holding such securities, but are not considered outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entitles named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as otherwise noted below, the address of each person is 45926 Oasis Street, Indio, California 92201.

                                                Number of            Number of    Total Number
                                            Outstanding Shares        Shares      of Shares of   Percentage
                                             of Common Stock        Underlying    Common Stock    of Shares
                                              Beneficially          Exercisable   Beneficially   Beneficially
Name of Beneficial Owners                         Owned               Options         Owned         Owned
-------------------------                         -----               -------         -----         -----
5% STOCKHOLDERS:

Thomas T. Anderson                               1,394,093 (1)                     1,394,093         12.07%

DIRECTORS AND EXECUTIVE OFFICERS:

Higgins D. Bailey                                1,301,316 (2)        405,834      1,707,150         14.28%

Wilson S. Benjamin                                 125,000 (3)         63,334        188,334          1.62%

Randall L. Carpenter                                 1,334             40,000         41,334            *

Joseph R. Ianelli                                       --            123,334        123,334          1.06%

Patricia G. Kriss                                   10,250 (4)         73,250         83,500            *

Paul V. Maier                                        6,003             40,000         46,003            *

Bruce R. Manning                                        --             36,667         36,667            *

Dennis K. Metzler                                    5,000             25,000         30,000            *

Thomas G. Tachovsky                                 19,000 (5)        245,200        264,200          2.24%

All directors and executive officers
as a group (9 persons)                           1,467,903          1,052,619      2,520,522         21.25%

-------------------------------------------------------------------------------------------------------------

* Represents beneficial ownership of less than one percent of the outstanding shares of the Company's common stock.
(1) The address for Thomas T. Anderson is: Law Firm of Thomas T. Anderson, 45926 Oasis Street, Indio, California 92201.
(2) Includes shares owned in joint tenancy with Shirley A. Bailey, the spouse of Dr. Bailey.
(3) Includes 50,000 shares owned indirectly by ATO Ram 2, Ltd. in which Mr. Benjamin is a partner.
(4) Includes shares owned jointly by Patricia G. Kriss and Ronald F. Kriss and shares held by Ronald F. Kriss, spouse of Ms. Kriss.
(5)   Includes shares held jointly with Lynn Baird, spouse of Dr. Tachovsky.

                            EQUITY COMPENSATION PLANS

         The following table provides information as of December 31, 2002 with respect to the shares of our common stock that may be issued under our existing equity compensation plans:

------------------------------- ---------------------------- ---------------------------- ----------------------------
        Plan Category           Number of securities to be    Weighted-average exercise      Number of securities
                                  issued upon exercise of       price of outstanding        remaining available for
                                   options, warrants and        options, warrants and        future issuance under
                                          rights                       rights              equity compensation plans
                                                                                            (excluding securities
                                                                                           reflected in column (a))
                                            (a)                          (b)                          (c)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans
approved by our                              0                           --                         393,780
stockholders(1)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not            1,455,119                      $3.34                          0
approved by our
stockholders(2)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Total                                    1,455,119                      $3.34                       393,780
------------------------------- ---------------------------- ---------------------------- ----------------------------

(1) Consists solely of the 1998 Compensatory Stock Plan.
(2) Consists of option grants to officers, directors and employees pursuant to individual non-qualified stock option agreements. These option grants have exercise prices ranging from $1.00 per share to $6.00 per share. Each option generally vests in installments over the optionee's period of service, although some options vest upon the achievement of certain milestones related to the development of our products and some options are fully vested on the date of grant. The options will vest on an accelerated basis in the case of any merger or consolidation of the Company with or into another corporation or any other type of reorganization which results in a change of control whereby the Company's board of directors prior to the reorganization represents less than a majority of the Company's board of directors after the reorganization. Each option generally has a maximum term of five to ten years. In addition, upon the death of an optionee, any options that the optionee was entitled to exercise on the date of death will be exercisable until the stated expiration date of the optionee's option by the person or persons to whom the optionee's rights pass under a will or by the laws of descent and distribution. All of the options are non-statutory options under the Federal tax laws.

                               EXECUTIVE OFFICERS

         The following table lists the names, ages and positions of our executive officers and directors:

Name                     Age    Position
----                     ---    --------

Thomas G. Tachovsky      56     President, Chief Executive Officer and Director

Higgins D. Bailey        73     Chairman of the Board

Joseph R. Ianelli        64     Vice Chairman of the Board

Patricia G. Kriss        52     Chief Financial Officer, Secretary and Treasurer

         Officers serve at the discretion of our Board of Directors.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table provides certain summary information concerning compensation paid to our chief executive officer and each of our other executive officers for the calendar years 2000, 2001 and 2002, whose salary and bonus for the fiscal year ended December 31, 2002 was in excess of $100,000 for services rendered in all capacities to the Company. The listed individuals shall be referred to in this Proxy Statement as the "Named Executive Officers."

                                                                                   Long-term
                                                                                  Compensation
                                                                                     Awards
                                                                  Annual             ------
                                                                Compensation       Underlying
                                                                ------------        Options
Name and Position                                     Year        Salary($)        (# shares)
-----------------                                     ----        ---------        ----------
Thomas G. Tachovsky,                                  2002        $242,000          42,000
President and Chief Executive Officer                 2001        $220,000         123,200
                                                      2000        $200,000               0

Patricia G. Kriss, (1)                                2002        $151,250          13,750
Chief Financial Officer, Vice President of            2001        $137,500         109,500
Finance & Administration, Secretary/Treasurer         2000        $100,000          20,000
__________________________________

(1) Options granted in 2001 include options to purchase 70,000 shares of common stock that become exercisable upon the achievement specific performance objectives.

STOCK OPTION GRANTS

        The following table sets forth certain information regarding grants of stock options to the Named Executive Officers during 2002. No stock appreciation rights were granted to the Named Executive Officers during 2002.

                                                OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                         (INDIVIDUAL GRANTS)
                                    Number of        % of Total
                                    Securities         Options                                     Potential Realizable Value at
                                    Underlying       Granted to      Exercise                      Assumed Annual Rate of Stock
                                     Options        Employees in     Price(s)      Expiration       Appreciation for Option Term
    Name and Position                Granted         Fiscal Year     ($/share)        Date                 5% ($) 10% ($)
    -----------------                -------         -----------     ---------        ----                 --------------
    Thomas G. Tachovsky,               22,000             39.46%     $    2.05       6/14/07           $40,538         $62,965
    President and Chief
    Executive Officer                  20,000             35.87%     $    3.05       6/14/07           $36,853         $57,241

    Patricia G. Kriss, Chief
    Financial Officer, Vice            13,750             24.67%     $    2.05       6/14/07           $25,337         $39,353
    President of Finance &
    Administration,
    Secretary and
    Treasurer

AGGREGATED OPTIONS EXERCISED DURING LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

         The following table sets forth information concerning the number and intrinsic value of stock options held by the Named Executive Officers on December 31, 2002. Year-end values are based on the fair market value of $0.31 per share as of December 31, 2002, as reported on the OTC Bulletin Board. They do not reflect the actual amounts, if any, which may be realized upon the future exercise of remaining stock options and should not be considered indicative of future stock performance. No Named Executive Officer exercised any options during 2002.

                          Number of Securities Underlying                Value of Unexercised In-the-Money
                      Unexercised Options at Fiscal Year-End (#)              Options at Fiscal Year-End ($)
                      ------------------------------------------              ------------------------------

Name                       Exercisable             Unexercisable             Exercisable         Unexercisable
----                       -----------             -------------             -----------         -------------
Thomas G. Tachovsky            245,200                  300,000                  $  -0-              $  -0-

Patricia G. Kriss               73,250                   70,000                  $  -0-              $  -0-


EXECUTIVE EMPLOYMENT AGREEMENTS

        We entered into an employment agreement with Dr. Tachovsky on December 1, 1999, under which Dr. Tachovsky serves as our president and chief executive officer. Dr. Tachovsky was granted options in conjunction with his employment agreement to purchase up to 400,000 shares of common stock at a purchase price of $5.00 per share. These shares vest over time based on the achievement of specified performance objectives. If the performance objectives are not met, Dr. Tachovsky will not be eligible to vest in these performance vesting shares. Dr. Tachovsky assigned options to purchase 20,000 shares of our common stock to Patricia G. Kriss, our Chief Financial Officer. In the event of a change of control, merger or consolidation, all unvested options shall become fully vested at the effective date of such merger, consolidation or change of control. Dr. Tachovsky's employment agreement may be terminated by either party at any time, with or without cause, by providing written notice and is not for any specific period of time. In the event of termination of the employment agreement, all non-vested options will also terminate.


                  RELATED PARTY AND OTHER MATERIAL TRANSACTIONS

        We sublease approximately 800 square feet of office space from Thomas T. Anderson, one of our principal stockholders. The rent on the sublease is $800 per month. We believe this is a competitive lease rate for similar real estate in the area where the office is located.

        At the time of this transaction we did not have any independent directors. However, this transaction was believed to be as favorable at the time as could have been obtained from any third party and was approved by our directors who did not have an interest in the transaction. We have not entered into any other related party transactions. There are no loans by the Company to management.

                                BOARD COMMITTEES

        THE FOLLOWING REPORTS OF OUR AUDIT COMMITTEE, REFERENCES TO THE INDEPENDENCE OF THE AUDIT COMMITTEE MEMBERS AND THE AUDIT COMMITTEE CHARTER ARE NOT DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHALL NOT BE DEEMED INCORPORATED BY REFERENCE IN ANY PREVIOUS OR FUTURE DOCUMENTS WE FILE WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OR THE SECURITIES EXCHANGE ACT.

REPORT OF THE AUDIT COMMITTEE

         Our Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter. To carry out its responsibilities, the Audit Committee met four times during fiscal year 2002.

         In overseeing the preparation of our audited financial statements for the fiscal year ended December 31, 2002, included in our Company's Annual Report on Form 10-KSB for that year, the Audit Committee has discussed, with both management and our independent auditors, these financial statements prior to their issuance and discussed significant accounting issues. Our management advised the Audit Committee that all our financial statements were prepared in accordance with generally accepted accounting principles, and our Audit Committee discussed the statements with both our management and our independent auditors. Our Audit Committee's review included discussion with our independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, (Codification of Statements on Auditing Standards, AU Section
380) as amended. With respect to our independent auditors, the Audit Committee has discussed with the auditors the auditors' independence and has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board.

         Based on the reviews and discussions referred to above, our Audit Committee recommended to our Board of Directors that our audited financial statements for the fiscal year ended December 31, 2002 be included in our Annual Report on Form 10-KSB, for filing with the Securities and Exchange Commission. Our management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of our financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing our financial statements. The members of our Audit Committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of our Audit Committee rely, without independent verification, on the information provided to them and on the representations made by our management and our independent auditors.

Submitted by the Audit Committee:
Paul V. Maier (Chairman)
Wilson S. Benjamin
Joseph R. Ianelli


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Our officers and directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely upon the copies of Section 16(a) reports which we received from such persons or written representations from them regarding their transactions in our equity securities, we believe that during the period from January 1, 2002 through December 31, 2002, all Section 16(a) filing requirements applicable to our officers, directors and persons known to us who own more than 10% of our common stock were met in a timely manner, except that Higgins D. Bailey did not file a timely Form 4 with respect to the disposition by bonafide gift of 10,000 shares of common stock on March 14, 2002. Dr. Bailey subsequently filed a Form 5/A reporting such disposition.

                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                           AT THE NEXT ANNUAL MEETING

         Stockholders interested in presenting a proposal for consideration at our Annual Meeting of stockholders in the year 2004 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under Rule 14a-8, to be eligible for inclusion in our 2004 Proxy Statement, stockholder proposals would need to be received by our corporate secretary no later than July 13, 2004 (120 days prior to the anniversary date of mailing this year's Proxy Statement) and meet all the other requirements as specified in our bylaws. However, we may move the date of our annual meeting of stockholders for 2004 by more than 30 days from the date we are holding the 2003 Annual Meeting. If we do move the meeting date by more than 30 days we will disclose the revised date in one of our periodic reports on Form 10-QSB. In such an event, to be timely, stockholder proposals will need to be received by our corporate secretary no later than 30 days following our disclosure of the revised annual meeting date or, if later, 45 days before the date of the 2004 annual meeting.

         In addition, the proxy solicited by the Board of Directors for the 2004 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal not later than the dates indicated in the paragraph above.

                      FINANCIAL STATEMENTS AND INFORMATION

        Our financial statements for the fiscal year ended December 31, 2002 were included in our Form 10-KSB/A filed with the Securities and Exchange Commission on April 30, 2003. A copy of our Form 10-KSB/A is available on the Securities and Exchange Commission's Website at www.sec.gov and is also available upon request, without charge, at our offices by writing to Entropin, Inc. 45926 Oasis Street, Indio, California 92201, Attn: Patricia G. Kriss, Chief Financial Officer or calling at (760) 775-8333. We may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method can result in meaningful cost savings. In order to take advantage of this opportunity, we may deliver only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please so notify us in writing or by telephone. If your stock is held through a brokerage or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage or bank.


                                     By Order of the Board of Directors

                                     /s/  HIGGINS D. BAILEY

                                     Higgins D. Bailey
                                     Chairman of the Board

                                 ENTROPIN, INC.

                                      PROXY
            FOR THE ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 10, 2003
                       SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Higgins D. Bailey and Thomas G. Tachovsky, and each of them, as Proxy Holders of the undersigned, with full power of substitution to represent the undersigned and to vote all shares of common stock of Entropin, Inc. ("the Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Heller Ehrman White & McAuliffe LLP, 4350 La Jolla Village Drive, 7th Floor, San Diego, California 92122 on Wednesday, December 10, 2003 at 8:00 a.m. Pacific Standard Time (i) as hereinafter specified upon the proposals as more particularly described in the Proxy Statement of the Company and (ii) in their discretion upon such other matters as may properly come before the Annual Meeting, or any postponements and adjournments thereof. The undersigned revokes all previous Proxies and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders to be held December 10, 2003.

         THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINATED DIRECTORS AND IN FAVOR OF ALL OTHER PROPOSALS.

         A vote FOR the following proposals is recommended by the Board of
Directors:

1. To elect the following nominees as proposed in the Proxy Statement to serve as Class III directors for a three year term ending in the year 2006, or until their successors are duly elected and qualified.

          Higgins D. Bailey         FOR ALL     WITHHOLD ALL     FOR ALL EXCEPT
          Dennis K. Metzler           [ ]          [ ]                [ ]
          Thomas G. Tachovsky

         TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE MARK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW:

         _______________________________________________________________________

2. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 2003.

                                   FOR          AGAINST         ABSTAIN
                                   [ ]            [ ]             [ ]

         3. In accordance with the discretion of the Proxy holders, to act upon all matters incident to the conduct of the Annual Meeting and upon other matters as may properly come before the Annual Meeting, or any postponements or adjournments thereof.

                                   FOR          AGAINST         ABSTAIN
                                   [ ]            [ ]             [ ]


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.        [ ]

_____________________________________________________

_____________________________________________________

_____________________________________________________


        Even if you are planning to attend the meeting in person, you are urged to sign and mail the Proxy in the return envelope so that your stock may be represented at the meeting.

DO YOU PLAN TO ATTEND THE ANNUAL MEETING ON DECEMBER 10, 2003:  [ ] YES   [ ] NO


                                         _______________________________________
                                                          Date

                                         _______________________________________
                                                     Signature(s)


                                         Sign exactly as your name(s) appears on
                                         your stock certificate. If shares of
                                         stock stand on record in the names of
                                         two or more persons or in the name of
                                         husband and wife, whether as joint
                                         tenants or otherwise, both or all of
                                         such persons should sign the above
                                         Proxy. If shares of stock are held of
                                         record by a corporation, the Proxy
                                         should be executed by the President or
                                         Vice President and the Secretary or
                                         Assistant Secretary, and the corporate
                                         seal should be affixed thereto.
                                         Executors or administrators or other
                                         fiduciaries who execute the above Proxy
                                         for a deceased stockholder should give
                                         their title. Please date the Proxy.

                                    EXHIBIT A
                                    ---------


                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                                 ENTROPIN, INC.


I.       PURPOSE

         The purpose of the Audit Committee is to assist the Board in monitoring
(1) the selection and independence of the Company's external auditors, (2) the audit, compliance and financial reporting procedures of the Company, (3) the adequacy of the Company's internal financial controls, and (4) the overall integrity of the Company's financial statements.

         The Committee's function is one of oversight only and shall not relieve the responsibilities of the Company's management for preparing financial statements which accurately and fairly present the Company's financial results and condition, or the responsibilities of the independent auditors relating to the audit or review of financial statements. Nothing in this charter is intended to preclude or impair the protection provided in Section 141(e) of the Delaware General Corporation Law for good faith reliance by members of the Committee on reports or other information provided by others.

II.      COMPOSITION OF THE COMMITTEE

         The membership of the Audit Committee shall consist of at least three non-employee directors, as determined by the Board, each of whom shall be "independent," as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Rules and Regulations (the "Regulations") of the Securities and Exchange Commission (the "Commission") under the Exchange Act, and shall meet the independence and financial literacy requirements of the Nasdaq Stock Market. At least one member of the Committee shall be an "audit committee financial expert," as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with oversight responsibilities.

III.     SELECTION AND REVIEW OF INDEPENDENT AUDITORS

         The Audit Committee shall have the ultimate authority to select, evaluate and, if appropriate, replace or rotate the independent auditors, subject to any action that may be taken by the Board and any ratification by the Company's stockholders proposed by the Board at the annual meeting of stockholders. It is the policy of the Board and the Committee that the ultimate accountability of the independent auditors shall be owed to the Board and the Committee as representatives of the Company's stockholders.

         The Committee will review at least annually:

         o the qualifications of the responsible partner or manager of the independent auditors who is engaged on the Company's account;

         o    the quality control procedures of the independent auditors;

         o the amount billed or to be billed for audit services and the portion of this work being performed by persons who are not full-time, permanent employees;

         o whether the proposed audit team complies with the applicable auditor rotation rules; and

         o whether there are any expertise, personnel, reputation, or other matters affecting the independent auditors which are brought to the Committee's attention and which may affect the auditing firm's services to the Company.

         The Committee shall have the sole authority to approve, in accordance with Sections 10A(h) and (i) of the Exchange Act and Regulations, all professional services to be provided to the Company by the independent auditor, provided that the Committee may shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee shall adopt policies and procedures for the pre-approval of non-audit services, which may include delegation of authority to a designated member or members of the Committee to approve such non-audit services so long as any such approvals are disclosed regularly to the full Committee.

         The Committee may provide policy guidance to the Board concerning the Company's hiring of employees of the independent auditor who were engaged on the Company's account.

IV.      ANNUAL FINANCIAL REPORTING

         In connection with the audit of each fiscal year's financial statements, the Committee will:

         o meet with representatives of the independent auditor prior to the audit to review planning and staffing of the audit;

         o review and discuss the audited financial statement and related accounting and auditing principles and practices with appropriate members of the Company's management;

         o discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, including (1) the quality as well as acceptability of the accounting principles applied in the financial statements, and (2) new or changed accounting policies; significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items;

         o review with appropriate management and auditor representatives their analysis of significant matters which relate to (1) the selection, application and effects of critical accounting policies applied by the Company, (2) internal auditing, financial management and control personnel, systems and procedures, (3) the status of any new, proposed or alternative accounting or financial reporting requirements, and (4) issues raised by any management letter from the auditors, difficulties encountered in the audit, disagreements with management, or other significant aspects of the audit;

         o receive from the independent auditors a written disclosure and statement of all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1;

         o discuss with the auditors any disclosed relationships or services that may impact the objectivity or independence of the auditors;

         o obtain from the independent auditors a statement of the audit fees and other categories of fees billed for the last fiscal year which are required to be disclosed in the Company's proxy statement for its annual meeting under the Commission's proxy rules, and consider whether the provision of any non-audit services is compatible with maintaining the auditors' independence;

         o recommend whether or not the audited financial statements should be included in the Company's Annual Report on Form 10-KSB for filing with the Commission; and

         o    recommend to the Board the selection of the independent auditors.

V.       QUARTERLY FINANCIAL REPORTING

         At a Committee meeting or through the Chair of the Committee, the Committee will review with the independent auditors and appropriate Company officers the Company's interim financial results to be included on each Form 10-QSB. The Committee's review will normally include:

         o the results of the independent auditors' review of the quarterly financial statements;

         o management's analysis of any significant accounting issues, changes, estimates, judgments or extraordinary items relating to the financial statements; and

         o the selection, application and effects of critical accounting policies applied by the Company.

VI.      INTERNAL CONTROLS

         The Committee will:

         o review and approve all related party transactions other than compensation transactions;

         o establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

         o establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         The Committee will review annually:

         o    internal control systems and procedures of the Company;

         o status of management responses to prior period audit recommendations by the independent auditors;

         o succession planning and staffing levels for the Company's finance and accounting employees; and


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         o    the status and implementation of conduct codes concerning related party transactions, conflicts of interest, ethical conduct, and compliance with applicable laws and regulatory policies.

VII.     OTHER COMMITTEE REVIEW FUNCTIONS

         The Committee will review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

         The Committee may discuss and review with Company management, internal or outside legal counsel, or the independent auditors any other topics relating to the purpose of the Committee which may come to the Committee's attention, including:

         o published reports, regulatory or accounting initiatives, or communications from employees, government agencies or others, which raise significant issues concerning Company financial statements or accounting policies;

         o off balance sheet, related party, or other transactions which could affect the Company's financial results or condition;

         o any issues concerning the Company which the independent auditors have discussed with their national or supervisory office;

         o    reports concerning significant subsidiary or foreign operations;
              and

         o pending or threatened litigation that has the potential to have a material adverse effect on the Company, regulatory issues, or alleged violations of law or corporate conduct codes.

         In order to perform the functions of a Qualified Legal Compliance Committee ("QLCC"), the Committee will make such examinations as are necessary with respect to attorney reports of certain material violations ("Attorney Reports") that are required under applicable standards of professional conduct established by the Commission. In connection with its functions as a QLCC, the Committee will:

         o Establish written procedures for the confidential receipt, retention and consideration of Attorney Reports.

         o Inform the Company's Chief Executive Officer or person acting in such capacity (the "Chief Legal Officer") of any report of evidence of a material violation contained in such Attorney Reports, unless the Committee decides that reporting the evidence to one or both such persons would be, under the circumstances, futile.

         o Decide if an investigation is necessary to determine whether the material violation specified in the Attorney Report has occurred, is occurring or is about to occur.

         o    If such an investigation is undertaken, the Committee will:
              o    notify the full Board;
              o initiate the investigation, which may be undertaken either by the Chief Legal Officer or person acting in such capacity, or by outside counsel; and
              o retain such additional expert personnel as the Committee deems necessary to complete the investigation.


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         o    At the conclusion of any such investigation, the Committee will:
              o direct the Company to adopt appropriate remedial measures, including appropriate disclosures or the imposition of appropriate sanctions; and
              o inform the Chief Legal Officer and the Board of the results of the investigation and the appropriate remedial measures to be adopted.

         If the Company fails in any material respect to take any of the remedial measures recommended by the Committee, the Committee has the authority to take all other appropriate action, including notifying the Commission.

VIII.    MEETINGS, REPORTS AND RESOURCES OF THE COMMITTEE

         The Committee will meet at least quarterly. The Committee may also hold special meetings or act by unanimous written consent as the Committee may decide. Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the Board under the Company's bylaws, unless otherwise stated by resolution of the Board or the Committee.

         The Committee, as it may determine to be appropriate, will meet in separate executive sessions with the chief financial officer, controller or principal accounting officer, and representatives of the independent auditors, and may meet with other Company employees, agents or representatives invited by the Committee.

         The Committee will prepare the audit committee report required to be included in the Company's annual meeting proxy statement, and report to the Board on the other matters relating to the Committee or its purposes, as required by the Commission proxy rules.

         The Committee is at all times authorized to have direct, independent access to the independent auditors and to the Company's management and internal audit and finance personnel. The Committee is authorized to communicate in confidence with any of these individuals.

         The Committee is authorized to conduct investigations, and to retain, at the expense of the Company, independent legal, accounting, or other professional consultants selected by the Committee, for any matters relating to the purpose of the Committee. The Committee is further authorized to retain at the expense of the Company, separate accounting or finance professional advisers that the Committee may consider necessary or helpful in reviewing the Company's accounting policies and financial statements. The Committee will advise the Board in advance of engaging outside professional services and the expected fees and costs to be incurred.




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